SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                KSB BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                KSB BANCORP, INC.
                                   MAIN STREET

                             KINGFIELD, MAINE 04947

                                  April 6, 1998

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of KSB Bancorp, Inc. (the "Company") to be held on Wednesday, May 13, 1998, at the Inn on Winter's Hill, Kingfield, Maine, at 5:30 p.m.

         As described in the enclosed Proxy Statement, matters scheduled to be presented for stockholder action at the Annual Meeting include the election of two directors, and the approval of the 1998 Long-Term Incentive Stock Benefit Plan. During this meeting, we will also report on the operations of Kingfield Bank (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Company and the Bank during the year ended December 31, 1997 is contained in our Annual Report, which is also enclosed. Directors and officers of the Company, as well as representatives of our independent auditors, will be present to respond to any questions which stockholders may have.

         We hope you will be able to attend this meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.


                                           Sincerely,


                                           s/sJohn C. Witherspoon
                                           ----------------------
                                           John C. Witherspoon
                                           President and Chief Executive Officer

                                KSB BANCORP, INC.
                                   MAIN STREET

                             KINGFIELD, MAINE 04947

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On May 13, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of KSB Bancorp, Inc. (the "Company") will be held at the Inn on Winter's Hill, Kingfield, Maine on Wednesday, May 13, 1998 at 5:30 p.m., Maine time, for the following purposes:

         1.       The election of two directors for a term of three years each;

         2. The approval of the KSB Bancorp, Inc. 1998 Long-Term Incentive Stock Benefit Plan; and

         Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 23, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the Common Stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Kingfield Bank, Main Street, Kingfield, Maine for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                              By Order of the Board of Directors

Kingfield, Maine
April 6, 1998

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                KSB BANCORP, INC.
                                   MAIN STREET

                             KINGFIELD, MAINE 04947

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 13, 1998

                            -------------------------


Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of KSB Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held on Wednesday, May 13, 1998 at 5:30 p.m., Maine time, at the Inn on Winter's Hill, Kingfield, Maine and at any adjournments thereof. The 1997 Annual Report to Stockholders, including the consolidated financial statements of the Company for the year ended December 31, 1997, accompanies this Proxy Statement and Proxy Card, which are first being mailed to stockholders on or about April 8, 1997.

         Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement, and FOR the approval of the KSB Bancorp, Inc. 1998 Long-Term Incentive Stock Benefit Plan.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as provided below. The close of business on March 23, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 1,258,954 shares.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

Voting Procedures and Method of Counting Votes

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of the KSB Bancorp, Inc. 1998 Long-Term Incentive Stock Benefit Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the approval of the matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than 5% of the Company's Common Stock outstanding as of March 23, 1998.


                                          Amount and Nature
Name and Address                             of Beneficial             Percent
of Beneficial Owner                            Ownership              of Class
-------------------                            ---------              --------

Kingfield Bank                                  122,103                 9.7%
Employee Stock Ownership Plan
c/o Kingfield Bank
Main Street
Kingfield, Maine 04947

Athena Capital Management, Inc. (1)             102,030                 8.2%
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

-----------------------------
(1) Athena Capital Management is an investment company. The information contained herein is based upon an Amended Schedule 13G beneficial ownership report, dated January 26, 1998, filed by Athena Capital Management with the SEC. Such Schedule 13G indicates that Athena Capital Management has shared voting and investment power over these shares of Common Stock.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Each of the members of the Board of Directors of the Company also serves on the Board of Directors of Kingfield Bank (the "Bank"), the Company's wholly-owned subsidiary. Directors are elected for staggered terms of three years each, with the term of office of only one class of Directors expiring in each year. Directors serve until their successors are elected and qualified. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

         The nominees proposed by the Board for election at this Annual Meeting are William P. Dubord and Theodore C. Johanson. Each of these nominees is presently a Director of the Company. Set forth below is certain information concerning the nominees and the other members of the Board as of March 23, 1998. The Board believes that such nominees will stand for election and will serve if elected as Director. However, if any of the nominees proposed by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES WHOSE NAMES APPEAR BELOW.

                                                     NOMINEES

                                                                            Amount and Nature of
Name, Age, Principal Occupation and                                         Beneficial Ownership           Percent
Business Experience for Past Five Years           Expiration of Term            of Stock (1)              of Class
---------------------------------------           ------------------    ----------------------------     ---------
William P. Dubord, Age 50...............                2001                        17,368 (2)               1.4%
  Mr. Dubord has served as a Director of the
  Company since its formation in 1993.  He
  has served as a Director of the Bank since
  1988.  Mr. Dubord is a partner in the law
  firm of Marden, Dubord, Bernier &

  Stevens.

Theodore C. Johanson, Age 60............                2001                        86,231 (2)               0.5
  Mr. Johanson was appointed a Director of
  the Bank and the Company in October,
  1996.  Mr. Johanson is the President of
  Falcon Shoe Company in Lewiston, Maine.

                                                CONTINUING DIRECTORS

                                                                            Amount and Nature of
Name, Age, Principal Occupation and                                         Beneficial Ownership           Percent
Business Experience for Past Five Years           Expiration of Term            of Stock (1)              of Class
---------------------------------------           ------------------    ----------------------------     ---------
G. Norton Luce, Age 64..................                2000                        21,318 (2)               1.7%
  Mr. Luce has served as a Director of the
  Company since its formation in 1993.  He
  has served as a Director of the Bank since
  1978.  Mr. Luce was president of
  Mountain Fuel Company/Valley Gas
  Company, a heating oil and gas delivery
  business, as well as heating systems
  installations, from 1975 until his retirement
  in October 1988.

Winfield F. Robinson, Age 60............                2000                        40,173 (3)               3.2%
  Mr. Robinson has served as Chairman of
  the Board of the Company since its
  formation in 1993.  He has served as a
  Director of the Bank since 1976 and was
  elected Chairman of the Board in 1986.
  Mr. Robinson is a director of Somerset
  Corp. and serves as a vice president of
  United Timber Corporation, a Maine-based
  forest products firm.

Roger G. Spear, Age 54..................                1999                        6,028  (2)               0.5
  Mr. Spear was elected as Director of the
  Bank and the Company in March 1993.
  Mr. Spear is Vice President of
  Administration-Chief Financial Officer of
  the University of Maine at Farmington.

John C. Witherspoon, Age 41.............                1999                       78,986  (4)               6.2
  Mr. Witherspoon has served as Chief
  Executive Officer and Director of the
  Company since its formation in 1993.  He
  joined the Bank in 1979 as an
  administrative assistant and served as Vice
  President from June 1981 until January
  1984.  In January 1984, Mr. Witherspoon
  began to serve as President  and Chief
  Executive  Officer of the Bank and was
  elected to serve on the Board of Directors
  of the Bank in 1987.

All Directors and executive officers as a
group (ten persons).....................                 --                       239,011  (5)(6)           18.1%

--------------------
(1) Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to the shares reported.
(2) Includes 4,950 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.
(3) Includes 9,900 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.
(4) Includes 2,960 shares subject to future vesting under awards granted pursuant to the Bank's Recognition and Retention Plans and Trusts ("BRPs") and as to which voting may currently be directed. Includes 7,822 shares subject to options granted pursuant to the Company's Incentive Stock Option Plan that may be exercised within 60 days of the Record Date. Includes 10,447 shares allocated to Mr. Witherspoon's account under the Bank's Employee Stock Ownership Plan (the "ESOP").
(5) Includes 9,546 shares subject to future vesting under awards granted pursuant to the BRPs and as to which voting may currently be directed. Includes 58,192 shares that may be acquired pursuant to the exercise of stock options.

(6) Includes 25,266 shares allocated to the accounts of executive officers under the ESOP. Excludes the remaining 96,837 shares of Common Stock, or 8.3% of the shares of Common Stock outstanding, owned by the ESOP for the benefit of the employees of the Company and the Bank who are not executive officers. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustee as directed by the Administrative Committee. The Administrative Committee shall vote the unallocated shares in a manner that reflects the directions received from employees as to allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, 86,282 shares of Common Stock held by the ESOP had been allocated to the accounts of employees, including the shares allocated to the account of executive officers.


Meetings of the Board of Directors and Committees of the Board

         During the year ended December 31, 1997, the Board of Directors of the Company held seven (7) meetings, and the Board of Directors of the Bank held twelve (12) meetings. Each Director of the Company is a Director of the Bank. No Director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period, with respect to each the Company and the Bank.

         The Board of Directors of the Company serves as the nominating committee for directors. While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

         The Bank's compensation committee consists of Messrs. Dubord (Chairman) and Robinson. The compensation committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. The compensation committee met two (2) times in 1997.

         The Bank's audit committee, consisting of Directors Dubord, Luce and Spear, is responsible for reviewing audit performance and evaluating policies and procedures relating to auditing functions and controls.

Directors' Compensation

         Fees. Outside Directors of the Bank are paid an annual retainer of $6,500 ($8,000 for the Chairman of the Board). In addition, Outside Directors receive a fee of $100 for each Board meeting and Committee meeting attended.

         Directors Deferred Fee Plan. The Bank maintains a deferred fee plan for members of the Board of Directors. Participation in the Deferred Fee Plan is voluntary. Under the Deferred Fee Plan, a Director who wishes to participate in the Plan executes an agreement whereby the Director agrees to defer receipt of a certain amount of fees otherwise payable to him. The Director's account is credited with interest based on the prime rate quoted in the Wall Street Journal on December 31 of each year. Benefits (deferrals plus credited interest) are payable to the Director for ten years beginning on the later of the first day of the calendar month following the end of the Director's term of office due to resignation, removal, failure to be re-elected, or the Director's seventieth
(70th) birthday. In the event of the Director's death, the Bank will make specified monthly payments to the Director's beneficiary or beneficiaries within 30 days after the Director's death. The Bank's obligation under the Deferred Fee Plan is an unfunded and unsecured promise to pay. However, at its sole and exclusive option, the Bank may elect to fund the Deferred Fee Plan. Currently, Messrs.

Robinson, Dubord and Spear participate in the Deferred Plan.

         Directors Option Plan. In 1993, the Company adopted a stock option plan for Directors who are not employees of the Company or its subsidiary. The Directors Option Plan authorized the granting of non-statutory stock options for an aggregate of 39,600 shares of Common Stock (as adjusted to reflect stock dividends and stock splits paid by the Company on August 12, 1996 and July 10, 1997 (the "Stock Dividends")) to members of the Board of Directors who were not employees of the Bank or the Company. The six members of the Board of Directors at the time of the conversion of the Bank from the mutual to stock form and the related initial public offering of the Common Stock, who were not officers or employees of the Company or the Bank, received an option to purchase 4,950 shares of Common Stock, except that the Chairman of the Board received an option to purchase 9,900 shares. Both of these figures have been adjusted to reflect the Stock Dividends. Options as to a total of 39,600 shares of Common Stock have been granted to Directors under this plan. The exercise price of any option granted under the Directors Option Plan may be paid in cash or common stock.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the years ended December 31, 1997, 1996 and 1995, to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer").

                                                 Annual Compensation                   Long-Term Compensation
                                       ---------------------------------------  -------------------------------------
                                                                    Other
                           Year                                    Annual                Awards             Payouts      All Other
      Name and             Ended         Salary      Bonus      Compensation                                            Compensation
 Principal Position    December 31,       (1)                        (2)                                                    (3)
--------------------  ---------------  ----------  ----------  ---------------  -------------------------------------  -------------
                                                                                 Restricted    Options/
                                                                                   Stock         SARS        LTIP
                                                                                   Awards         (#)       Payouts
                                                                                ------------  -----------------------
John C. Witherspoon        1997          $115,000     $17,537        --            --           --          --             $53,564
  President and Chief      1996           100,800      12,000        --            --           --          --              35,140
  Executive Officer        1995            96,000      10,746        --            --           --          --              19,980

------------------------------------
(1) Salary amount includes $7,635, $7,004 and $6,375, respectively, deferred by Mr. Witherspoon pursuant to the Bank's 401(k) Retirement and Savings Plan for the years ended December 31, 1997, 1996 and 1995.
(2) Perquisites for the years ended December 31, 1997, 1996 and 1995 did not exceed the lesser of $50,000 or 10% of the total of the salary and bonus as reported for the Named Executive Officer.
(3) Includes $5,453, $4,760 and $4,572, respectively, of matching contributions made by the Bank on Mr. Witherspoon's behalf pursuant to the Bank's 401(k) Retirement and Savings Plan for the years ended December 31, 1997, 1996 and 1995. Also includes $48,111, $30,380 and $15,408, respectively, representing the market value of shares of Common Stock allocated to Mr. Witherspoon under the Bank's ESOP for the years ended December 31, 1997, 1996 and 1995.


         Employment Agreements. The Bank and the Company have entered into an employment agreement with John C. Witherspoon, which provides for a three-year term. On each anniversary date of the agreement, the term of the agreement may be extended for an additional year such that the remaining term is three years. If notice of renewal is not provided, the agreement will expire two years thereafter. In addition to a current base salary of $115,000, the agreement provides for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank or the Company for cause at any time, without further obligation. If termination of employment for cause is disputed by Mr. Witherspoon, the Company will continue making payments and providing benefits to Mr. Witherspoon until the dispute is settled by arbitration. If it is determined in arbitration that cause for termination existed, payments made must be returned. In the event the Bank or the Company choose to terminate the executive's employment for reasons other than cause, or the executive resigns due to demotion or loss of responsibility, relocation, reduction in benefits and perquisites or liquidation of the Bank or the Company, the executive may be entitled to his base salary for the remaining term of the agreement. Life, health and disability coverage would be provided for the remaining term of the agreement. If termination, voluntary or involuntary, follows a change in control of the Bank or the Company, the executive or, in the event of death, his beneficiary would be entitled to (i) a severance payment equal to the greater of the payments due for the remaining term of the agreement or three times the average of the three preceding years base salary; and (ii) life, medical and disability coverage for thirty-six (36) months.

         A "change in control" is generally defined to mean, during the term of the agreement, the acquisition of Company or Bank stock that would require Federal Reserve Board approval under the Bank Holding Company Act or under the Change in Bank Control Act or the acquisition by a person, or group of persons, of beneficial ownership of 20% or more of the Company's Common Stock, or a tender offer, exchange offer, merger or other form of business combination, sale of assets, or contested election of trustees which results in a change of a majority of the Board of Directors. Payments to the executive under the agreement will be made by the Company in the event that payments or benefits are not paid by the Bank.

         Incentive Stock Option Plan. The Board of Directors of the Company adopted the 1993 Incentive Stock Option Plan (the "Option Plan"), which provides for discretionary awards to officers and key employees. The grant of awards under the Option Plan is determined by a committee of the Board of Directors consisting of directors (the "Option Plan Committee"), none of whom is eligible to receive options under the Plan. The Option Plan authorizes the granting of incentive and non-statutory stock options for up to 83,870 shares of Common Stock (as adjusted to reflect the Stock Dividends), to such officers and full-time employees of the Company and its affiliates as the Option Plan Committee may determine.

         Set forth below is certain information concerning options outstanding to the Named Executive Officer at December 31, 1997, and the options exercised by the Named Executive Officer during 1997. No options were granted to the Named Executive Officer in 1997.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES


                                                                     Number of Unexercised      Value of Unexercised In-
                                                                           Options at             The-Money Options at
                                                                            Year-End                  Year-End (1)
                              Shares Acquired         Value        Exercisable/Unexercisable   Exercisable/Unexercisable
           Name                Upon Exercise        Realized                  (#)                         ($)
           ----                -------------        --------       -------------------------   -------------------------
John C. Witherspoon........         821              $9,900              23,879 /6,188            $519,368 / $134,589

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1997, at which date the average of the bid and ask price of the Common Stock as quoted on the Nasdaq Small-Cap Market was $21.75.

Transactions With Certain Related Persons

         There are loans outstanding from the Bank to certain of its Directors and executive officers, and their related interests. All loans or extensions of credit to executive officers and Directors, and their related interest, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

          PROPOSAL 2 - APPROVAL OF THE KSB BANCORP, INC. 1998 LONG-TERM
                          INCENTIVE STOCK BENEFIT PLAN

     The Board of Directors of the Company has adopted the 1998 Long-Term Incentive Stock Benefit Plan (the "1998 Stock Benefit Plan"). The Board of Directors adopted this plan in order to provide the Company the flexibility and advantages needed to attract, retain and motivate key employees and directors. The purpose of the 1998 Stock Benefit Plan is to advance the interests of the Company and to increase stockholder value by providing officers, employees and directors of the Company with a proprietary interest in the growth and performance of the Company and with incentives for continued service to the Company. The following is a summary of the material features of the 1998 Stock Benefit Plan, which is qualified in its entirety by reference to the provisions of the Plan attached hereto as Exhibit A.

General

     The 1998 Stock Benefit Plan became effective on December 30, 1997, and will remain in effect for a period of ten years. The 1998 Stock Benefit Plan authorizes the issuance of up to 70,000 shares of Common Stock of the Company pursuant to the grants of stock options, stock appreciation rights, or stock awards.

     The 1998 Stock Benefit Plan will be administered by a committee (the "Committee") appointed by the Board of Directors, or by the Board of Directors itself (references to the Committee shall include the Board to the extent it administers the Plan). The Committee will be comprised of two or more "Non-employee Directors" of the Board of Directors, as such term is defined in Rule 16b-3 of the Exchange Act. The Committee has full and exclusive power within the limitations set forth in the 1998 Stock Benefit Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Plan's purposes; and interpreting and otherwise construing the 1998 Stock Benefit Plan. The 1998 Stock Benefit Plan may be amended by the Board or the Committee, without the approval of stockholders, but no such amendments may adversely affect any outstanding awards under the 1998 Stock Benefit Plan without the consent of the holders thereof.

Eligibility

     Any employee or director of the Company or of any of its subsidiaries shall be eligible to receive an award under the 1998 Stock Benefit Plan.

Types of Awards

     The Committee shall determine the type or types of awards to be made to each participant under the Plan and shall approve the terms and conditions governing these awards. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. The 1998 Stock Benefit Plan provides flexibility in structuring long-term incentive agreements for various groups and levels of executives, directors and other participants. The flexibility will permit the Company to grant one form of award or combination of awards to certain participants while using another award type or mix for others. Awards may include, but are not limited to, the following:

     Stock Options. Stock options will constitute rights entitling their holders to purchase shares of the Company's Common Stock during a specified period. The purchase price of each option may not be less than 100% of fair market value on the date of grant. Fair market value for purposes of the 1998 Stock Benefit Plan means the reported closing price of the Common Stock on the day of grant or if the Common Stock is not traded on such date, on the next preceding day on which the Common Stock was traded.

     Any stock option granted in the form of any incentive stock option will be intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Only options granted to employees qualify for incentive stock option treatment. A stock option may be exercised in whole or in installments, which may be cumulative. Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of the exercise in cash or such other method as provided by the Committee. Such payment may include tendering shares of Common Stock or surrendering of a stock award, or a combination of methods. Accelerated ownership stock option rights may be granted simultaneously with, or subsequent to, the grant of any option. If an option grant contains an accelerated ownership stock option right, and if a participant pays all or part of the exercise price of the option with previously owned shares of Common Stock, then upon exercise of the option the participant will be granted an accelerated ownership stock option to purchase at the fair market value as of the date of grant of the accelerated ownership stock option, a number of shares of Common Stock equal to the number of whole shares used by the participant to pay for the exercise of the initial option and the number of whole shares, if any, withheld by the Company in payment for withholding tax in connection with the exercise of the initial option. Accordingly, the accelerated ownership stock option rights do not increase the total number of shares owned by a participant, or the aggregate shares outstanding, but permit the participant to use previously owned shares of Common Stock to exercise stock options without decreasing his or her proprietary interest in the Company. An accelerated ownership option may not be exercised prior to the expiration of six months from the date of the grant of the accelerated ownership option.

     Stock Appreciation Rights. Stock appreciation rights ("SARs") entitle their recipients to receive payments in cash, shares of Common Stock, or a combination thereof, as determined by the Committee. Any such payments shall represent the appreciation in market value of a specified number of shares from the date of grant until the date of exercise. Such appreciation will be measured by the excess of the fair market value on the date of exercise over the fair market value of the Company's Common Stock on the date of grant of the SAR or the grant of an award which the SAR replaced.

     Stock Awards. Stock awards may constitute actual shares of Common Stock or may be denominated in stock units which entitle the recipient to receive future payments in either shares, cash, or a combination thereof. Stock awards may be subject to conditions established by the

Committee and set forth in the award agreement, and which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of performance. Stock awards may be subject to restrictions and contingencies regarding vesting and eventual payment as the Committee may determine.

     Any awards made under the 1998 Stock Benefit Plan may be subject to vesting and other contingencies as determined by the Committee. Awards will be evidenced by agreements approved by the Committee which set forth the terms and conditions of each award.

     The Committee may provide that awards under the 1998 Stock Benefit Plan earn dividend equivalents, to be paid currently or at a later date or dates, subject to such conditions as the Committee may establish. Award payments may also be deferred as determined by the Committee. Such deferral settlements may include the crediting of dividend equivalents if denominated in stock awards, or interest if denominated in cash. Shares of Common Stock underlying stock awards may be voted by the participant prior to vesting.

     Generally, all awards, except nonincentive stock options, granted under the 1998 Stock Benefit Plan shall be nontransferable except by will or in accordance with the laws of descent and distribution or pursuant to a domestic relations order. During the life of the participant, awards can be exercised only by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 1998 Stock Benefit Plan upon the participant's death.

Change in Control

     Upon the occurrence of an event constituting a change in control of the Company, all awards outstanding will become immediately vested, and stock awards will be distributed.

     A change in control is defined, generally, to mean (i) a change in control of the nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, or as defined under the Change in Bank Control Act and the Rules and Regulations thereunder ; (ii) the acquisition of 25% or more of the Common Stock; (iii) a tender offer, a merger, sale of assets, or change of a majority of the current Board of Directors (generally disregarding any change approved by such Board); or (iv) a solicitation of proxies by someone other than the management of the Company, seeking stockholder approval of a business combination.

Tax Consequences

     The following are the federal tax consequences generally arising with respect to awards granted under the 1998 Stock Benefit Plan. The grant of an option or SAR will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising an option other than an incentive stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; the

Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or by exercising an option other than an incentive stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired under the incentive stock option before the applicable incentive stock option holding periods have been satisfied.

     With respect to other awards granted under the 1998 Stock Benefit Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received; the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability or subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount.

Additional Information

     Options have been granted under the 1998 Stock Benefit Plan to the following employees and outside directors in the amounts set forth in the table below. As of April 3, 1998, the last sale price of the Common Stock, as reported on the Nasdaq National Market, was $18.88. All options have been granted at an exercise price of $18.50 per share, which was the fair market value of a share of Common Stock on the date of grant (January 20, 1998).

                                                        Number of Shares
         Name and                                      to be Received upon
         Principal Position                          Exercise of Options (1)
         ------------------                          -----------------------

         John C. Witherspoon                                 17,000
           President and Chief Executive
           Officer and Director

         All executive officers as a                         37,500
           group (five persons)

         All nonemployee directors                           12,000
           as a group (five persons) (2)

         All employees, excluding                            10,500
           executive officers, as a group

-----------------------------
(1) The value of the stock options is not determinable because the exercise price was equal to the fair market value of the Company's Common Stock at the time of the award.

(2) All options granted to nonemployee directors will be nonstatutory stock options.

         The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for approval of the 1998 Stock Benefit Plan. The purpose of obtaining stockholder approval of the 1998 Stock Benefit Plan is to qualify the Plan for the granting of incentive stock options and to satisfy the requirement for the listing of the Company's Common Stock on the NASDAQ National Market.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE KSB BANCORP, INC. 1998 LONG-TERM INCENTIVE STOCK BENEFIT PLAN.

                              INDEPENDENT AUDITORS

         The Board of Directors of the Company has not yet selected independent auditors for the year ending December 31, 1998. The selection will be based in general upon the accounting firm's overall fee structure for auditing services, tax consulting, tax return review or preparation, and general consultations. The Company's independent auditors for the year ended December 31, 1997 were Berry, Dunn, McNeil & Parker. A representative of Berry, Dunn, McNeil & Parker is expected to attend the Annual Meeting. The representative will be given the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

                              STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following the year ending December 31, 1998, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 7, 1998. Any stockholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Securities Exchange Act of 1934.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. The date on which next year's Annual Meeting of Stockholders is expected to held is May 12, 1999. Accordingly, advance notice for certain business, or nominations to the Board of Directors, to be brought before the 1999 Annual Meeting must be given to the Company by February 11, 1999.

         By Order of the Board of Directors

Kingfield, Maine
April 6, 1998

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A

                                KSB BANCORP, INC.
                   1998 LONG-TERM INCENTIVE STOCK BENEFIT PLAN

         1. PURPOSE. The purpose of the KSB Bancorp, Inc. 1998 Long-Term Incentive Stock Benefit Plan (the "Plan") is to advance the interest of KSB Bancorp, Inc. (the "Company") and to increase shareholder value by providing outside directors and key employees of the Company and its affiliates, including Kingfield Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive in the form of a proprietary interest in the growth and performance of the Company and to encourage their continued service with the Company and its affiliates. A purpose of the Plan is also to attract people of experience and ability to the Company and its affiliates.

         2. TERM. The Plan shall be effective as of December 30, 1997 (the date of board of directors approval) (the "Effective Date") and shall remain in effect until December 30, 2007 (ten years from such date) unless sooner terminated by the Company's Board of Directors (the "Board"). The effectiveness of the Plan is contingent upon stockholder approval, and any awards granted prior to such stockholder approval shall be null and void if such approval is not obtained, and any such award may not be exercised or vested prior to the receipt of stockholder approval. After termination of the Plan, no future awards may be granted but previously made awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

         3. PLAN ADMINISTRATION. A committee (the "Committee") appointed by the Board shall be responsible for administering the Plan. The Committee shall be comprised of either (i) at least two "Non-Employee Directors" of the Company, or
(ii) the entire Board of the Company. A "Non-Employee Director" means, for purposes of the Plan, a director who (a) is not employed by the Company or an affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a director) greater than $60,000;
(c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K. Actions and decisions of the Committee shall be approved by a majority of the members of the Committee. The Committee shall have full and exclusive power to interpret, construe and implement the Plan and any rules, regulations, guidelines or agreements adopted hereunder and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers shall include, but not be limited to, (i) determination of the type or types of awards to be granted under the Plan; (ii) determination of the terms and conditions of any awards under the Plan; (iii) determination of whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, shares, other securities, or other awards, or other property, or accelerated, canceled, extended, forfeited or suspended; (iv) adoption of modifications, amendments, procedures, subplans and the like as are necessary;
(v) subject to the rights of participants, modification, change, amendment or cancellation of any award to correct an administrative error; and (vi) taking any other action the Committee deems necessary or desirable for the administration of the Plan. All determinations, interpretations, and other decisions under or with respect to the Plan or any award by the Committee shall be final, conclusive and binding upon the Company, any participant, any holder or beneficiary of any award under the Plan and any employee of the Company.

         4. ELIGIBILITY. Any employee of the Company shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Stock Awards, Dividends, and Dividend Equivalents under the Plan.
Outside directors shall be eligible to receive Non-Statutory Stock Options, Stock Awards, Dividends, and Dividend Equivalents under the Plan, provided that the term "Company" includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee. An "outside director" means a director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         5. SHARES OF STOCK SUBJECT TO THE PLAN. There shall be 70,000 shares of Common Stock in the aggregate reserved for issuance under the Plan, which shares shall be available for issuance (subject to adjustment as provided in Section 6) pursuant to the exercise of stock options and stock awards, granted under Sections 7(a) and (c) of the Plan. The maximum number of shares that may be subject to all awards granted to any one employee of the Company is 40,000.

         In instances where a stock appreciation right ("SAR") or other award is settled in cash or any form other than shares, then the shares covered by these settlements shall not be deemed issued and shall remain available for issuance under the Plan. Further, the payment in shares of dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance. Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares available for issuance under the Plan. In addition, any shares that are used for the full or partial payment of the exercise price of any option in connection with an Accelerated Ownership Option Right will be available for future grants under the Plan.

         Any shares issued under the Plan may consist in whole or in part, of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares in settlements of awards under the Plan.

         6. ADJUSTMENTS AND REORGANIZATIONS.

         (a) Changes in Stock. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options and Stock Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate Stock Option purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the Stock Option purchase price per share.

         (b) Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs. Subject to Section 23 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one ore more other entities, any Stock Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to such Stock Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Stock Option purchase price per share so that the aggregate Stock Option purchase price thereafter shall be the same as the aggregate Stock Option purchase price of the shares remaining subject to the Stock Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Stock Award Grant, any restrictions applicable to such Stock Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

Adjustments under this Section 6 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The granting of awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

         7. AWARDS. The Committee shall determine the type or types of award(s) to be made to each participant under the Plan and shall approve the terms and conditions governing these awards in accordance with Section 12. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity.

         (a) Stock Option - is a grant of a right to purchase a specified number of shares of Common Stock during a specified period. The purchase price of each option shall be the Fair Market Value of a share on the date such other award was granted. However, if a key employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates (or under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code") is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. A stock option may be exercised in whole or in installments, which may be cumulative. A stock option may be in the form of an Incentive Stock Option which complies with
                  Section  422 of the  Code,  as  amended,  and the  regulations thereunder at the time of grant, or a Non-Statutory Stock Option. A Non-Statutory Stock Option means an option granted by the Committee to (i) an outside director or (ii) to any other participant, and such option is either (A) not designated by the Committee as an Incentive Stock Option, or
                  (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise, in either cash or such other methods as provided by the Committee at the time of grant or as provided in the form of agreement approved in accordance herewith, including tendering (either actually or by attestation) Common Stock at Fair Market Value, surrendering a stock award valued at Fair Market Value on the date of surrender, or any combination thereof.

         (b) Stock Appreciation Right - is a right to receive a payment, in cash and/or Common Stock, as determined by the Committee, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value on the date of grant of the SAR as set forth in the applicable award agreement, except that, in the case of an SAR granted retroactively in tandem with or as a substitution for another award, the exercise or designated price may be no lower than the Fair Market Value of a share on the date such other award was granted.

         (c) Stock Award - is an award made in stock or denominated in units of stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the award agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance.

         (d)      Accelerated  Ownership  Option Rights - An Award as defined in
                  Section 13.

         8. DIVIDENDS AND DIVIDEND EQUIVALENTS. The Committee may provide that stock awards earn dividends or dividend equivalents. Such dividend equivalents may be paid currently or may be credited to an account established by the Committee under the plan in the name of the participant. In addition, dividends or dividend equivalents paid on outstanding awards or issued shares may be credited in such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares or share equivalents.

         9. DEFERRALS AND SETTLEMENTS. Payment of awards may be in the form of cash, stock, other awards, or in combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. The Committee may also require or permit participants to elect or defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares.

         10. FAIR MARKET VALUE. Fair Market Value for all purposes under the Plan shall mean the reported closing price of Common Stock as reported by the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") (as published in The Wall Street Journal) on such date or if the Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded thereon. Under no circumstances shall Fair Market Value be less than the par value of the Common Stock.

         11.   TRANSFERABILITY  AND   EXERCISABILITY.   All  awards  other  than
Non-Statutory Stock

Options under the Plan will be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will or the laws of descent and distribution, except pursuant to a domestic relations order entered by a court of competent jurisdiction or as otherwise determined by the Committee. In the event that a participant terminates employment with Company to assume a position with a governmental, charitable, educational or similar non-profit institution, the Committee may authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of the representative participant with respect to any outstanding awards.

         If so permitted by the Committee, a participant may designate a beneficiary or beneficiaries to exercise the rights of the participant and receive any distributions under the Plan upon the death of the Participant. However, in the case of participants covered by Section 16 of the 1934 Act, any contrary requirements of Rule 16b-3 under the 1934 Act, or any successor rule, shall prevail over the provisions of this Section.

         Awards granted pursuant to the Plan may be exercisable pursuant to a vesting schedule as determined by the Committee. The Committee may, in its sole discretion, accelerate or extend the time at which any Stock Option may be exercised in whole or in part, or the vesting of any Stock Award, provided, however, that with respect to an Incentive Stock Option, it must be consistent with the terms of Section 422 of the Code in order to continue to qualify as an Incentive Stock Option. The Committee may also, in its sole discretion, extend the time period within which a stock option must be exercised before it expires. Notwithstanding the above, in the event of Retirement (as herein defined), death or Disability, all awards shall immediately vest. "Retirement" means retirement as the normal retirement date as set forth in the Bank's pension plan or as determined by the Board of Directors in the event there is no such plan. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of paid employee's lifetime.

         12. AWARD AGREEMENTS. Awards under the Plan shall be evidenced by an agreement as shall be approved by the Committee that sets forth the terms, conditions and limitations to an award and the provisions applicable in the event the participant's employment terminates, provided however, in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant. However, if any key employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the date of grant.

         In addition, to the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000. In the event the amount exercisable shall exceed $100,000, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

         13. ACCELERATED OWNERSHIP STOCK OPTION RIGHTS. The Committee may grant the right to receive an Accelerated Ownership Option simultaneously with, or subsequent to, the grant of any stock option, with respect to all or some of the shares covered by such stock option. In the event an Accelerated Ownership Option Right has been granted, upon the exercise of the related Stock Option, the participant will be granted an Accelerated Ownership Stock Option (which may be an Incentive or Non-Incentive Stock Option) to purchase a number of shares of Common Stock equal to the sum of the number of whole shares of Common Stock used by the participant in payment of the purchase price of the Stock Option. The exercise price of the Accelerated Ownership Option shall be the Fair Market Value of the Common Stock on the date of grant of the Accelerated Ownership Option. The term during which the Accelerated Ownership Option may be exercised (and the other terms and conditions) shall be determined by the Committee, but in no event shall an Accelerated Ownership Option be exercisable in whole or in part before the expiration of six months from the date of the grant of the Accelerated Ownership Option.

         14. PLAN AMENDMENT. The Board or the Committee may modify or amend the Plan as it deems necessary or appropriate or modify or amend an award received by key employees and/or outside directors. No such amendment shall adversely affect any outstanding awards under the Plan without the consent of the holders thereof.

         15. TAX WITHHOLDING. The Company may deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares, an amount sufficient to cover withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit shares to be used to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable award.

         16. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Unless otherwise determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country.

         17. UNFUNDED PLAN. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

         18. FUTURE RIGHTS. No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights by reason of the grant of any award under the Plan to continued employment by the Company or any subsidiary of the Company.

         19. GENERAL RESTRICTION. Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any award under the Plan upon any securities exchange or under any sate or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the grant or settlement thereof, such award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         20. GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

         21. SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a participant, including, without limitation, the guardian or estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.

         22. RIGHTS AS A SHAREHOLDER. A participant shall have no rights as a shareholder with respect to awards under the Plan until he or she becomes the holder of record of shares granted under the Plan.

         23. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan, the following shall apply to all outstanding awards granted under the
Plan:

         (a) Definitions. The following definitions shall apply to this Section:

         "Change  in  Control"  of the Bank or the  Company  means a  Change  in
         Control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Change in Bank Control Act, as administered by the Federal Reserve Board, as in effect on the effective date of this Plan. In addition to the above, a Change in Control shall be deemed to have occurred at such time and payments and benefits under this Section shall be made as (iii) any
         "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 25% or more of the Bank's or the Company's outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to the stock form and any securities purchased by the Bank's employee stock ownership plan and trust; or (iv) individuals who constituted the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same nominating board serving under an Incumbent Board, shall be, for purposes of this clause (iv), considered as though he were a member of the Incumbent Board; or (v) a merger, consolidation or sale of all or substantially all the assets of the Bank or the Company in which the Bank or Company is not the surviving institution occurs; or (vi) a proxy statement, whether or not supported by management or the Board of Directors, soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or reorganization are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (vii) a tender offer is made for 25% or more of the voting securities of the Bank or the Company. Notwithstanding the above, the Board of Directors shall have the right to determine that a Change in Control has occurred.

         (b) Acceleration of Vesting and Payment of SARs, Stock Awards, and Dividends and Dividend Equivalents.

                  (1) Upon the occurrence of an event constituting a Change in Control, all SARs, stock awards, stock options, dividends and dividend equivalents or any other award granted pursuant to this Plan outstanding on such date shall become 100% vested. All awards other than options shall be distributed as soon as may be practicable. Upon such distribution, such awards shall be canceled.

                  (2) Upon the occurrence of an event constituting a Change in Control involving an exchange of stock, all stock options shall become options to purchase the exchanged stock at the applicable exchange ratio (with no change in the aggregate exercise price).

         24.  COMPLIANCE  WITH  SECTION 16. With  respect to persons  subject to
Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or actions of the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee administrators.

         25. TERMINATION OF EMPLOYMENT. Upon the termination of an employee's service for any reason other than Disability, Retirement, Change in Control,
death  or  Termination  for  Cause,   the  employee's  Stock  Options  shall  be
exercisable, and awards shall vest, only as to those shares that were immediately purchasable by, or vested in, such employee at the date of termination, and options may be exercised only for a period of three months following termination. In the event of termination of employment for cause (as defined herein) all rights and awards granted to an employee under the Plan not exercised or vested shall expire upon termination of employee.

         "Termination for Cause" means the termination upon an intentional failure to perform stated duties, or a breach of a fiduciary duty involving personal dishonesty, or a willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or a final cease-and-desist order -- any of which results in material loss to the Company or one of its affiliates.

         No option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of his Retirement or termination of employment following a Change in Control; and provided further, that no option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain Incentive Stock Option treatment for options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three (3) months of termination of employment. Upon the termination of an employee's service for reason of Disability, Retirement, Change in Control or death, the employee's Stock Options shall be exercisable, and Stock Awards shall vest, as to all shares subject to an outstanding award, whether or not otherwise immediately purchasable by, or vested in, such employee at the date of termination and options may be exercised for a period of one year following termination. In no event shall the exercise period extend beyond the expiration of the Stock Option term.

         Upon the termination of a director's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the director's Stock Options shall be exercisable, and Stock Awards shall vest, only as to those shares that were immediately purchasable by, or vested in, such director at the date of termination, and options may be exercised for a period of one year following termination of service. In the event of termination of service for cause (as defined above) all rights and awards granted to the director under the Plan not exercised by or vested in such director shall expire upon termination of service. Upon the termination of a director's service for reason of Disability, Retirement, Change in Control or death, Stock Options shall be exercisable, and Stock Awards shall vest, as to all shares subject to an outstanding award, whether or not otherwise immediately purchasable by, or vested in, such director at the date of termination and options may be exercised for a period of one year following termination.

                                               SECRETARY CERTIFICATE

         Adopted by the Board of Directors of KSB Bancorp, Inc. on December 30, 1997 at a duly called and held meeting of the Board of Directors.

                                                     Attest:

                                                     ---------------------------
                                                     Secretary

         Approved by the shareholders on  __________________________,  1998 at a duly called and held meeting of shareholders of the Company.

                                                     Attest:

                                                     ---------------------------
                                                     Secretary

                                 REVOCABLE PROXY

                                KSB BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 13, 1998

  The undersigned hereby appoints the official proxy committee of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of KSB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders ("Meeting") to be held at the Inn on Winter's Hill, Kingfield, Maine at 5:30 p.m. (local time) on May 13, 1998. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as directors of all nominees listed below (except as marked to the contrary below):

   William P. Dubord         Theodore C. Johanson

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------




2. The approval of the KSB Bancorp, Inc. 1998 Long-Term Incentive Stock Benefit Plan.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   CHECK BOX IF YOU PLAN TO ATTEND ANNUAL MEETING.  [   ]

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                                KSB BANCORP, INC.

   Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

   The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of Meeting, a proxy statement dated April 6, 1998, and a 1997 Annual Report to Stockholders.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign but only one signature is required.

                               PLEASE ACT PROMPTLY

                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY